2022 SECOND QUARTER Conference Call 888-346-0688 | ID – EastGroup July 27, 2022 11:00 a.m. Eastern Time webcast available at EastGroup.net Supplemental Information 400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net June 30, 2022

Page 2 of 24 Table of Contents Financial Information: Consolidated Balance Sheets ................................................................................ 3 Consolidated Statements of Income and Comprehensive Income ......................... 4 Reconciliations of GAAP to Non-GAAP Measures ................................................. 5 Consolidated Statements of Cash Flows ................................................................ 7 Same Property Portfolio Analysis ........................................................................... 8 Additional Financial Information ............................................................................. 9 Financial Statistics ................................................................................................. 10 Capital Deployment: Development and Value-Add Properties Summary ................................................ 11 Development and Value-Add Properties Transferred to Real Estate Properties ..... 12 Acquisitions and Dispositions ................................................................................. 13 Real Estate Improvements and Leasing Costs ....................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ......................................................... 15 Core Market Operating Statistics ........................................................................... 16 Lease Expiration Summary .................................................................................... 17 Top 10 Customers by Annualized Base Rent ......................................................... 18 Capitalization: Debt and Equity Market Capitalization ................................................................... 19 Continuous Common Equity Program .................................................................... 20 Debt-to-EBITDAre Ratios ....................................................................................... 21 Other Information: Outlook for 2022 .................................................................................................... 22 Glossary of REIT Terms ........................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” or “plans” and variations of such words or similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; the duration and extent of the impact of the coronavirus (“COVID-19”) pandemic, including any COVID-19 variants or the efficacy or availability of COVID-19 vaccines, on our business operations or the business operations of our tenants (including their ability to timely make rent payments) and the economy generally; disruption in supply and delivery chains; construction costs could increase as a result of inflation impacting the cost to develop properties; increase in interest rates and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the significant uncertainty as to the conditions under which current or potential tenants will be able to operate physical locations in the future; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws or REIT or corporate income tax laws, and potential increases in real property tax rates; our ability to maintain our qualification as a REIT; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the outbreak of COVID-19; the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates; credit risk in the event of non-performance by the counterparties to our interest rate swaps; the discontinuation of London Interbank Offered Rate; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel; risks related to the failure, inadequacy or interruption of our data security systems and processes; the consequences of future terrorist attacks or civil unrest; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in its subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2022, whether as a result of new information, future events or otherwise.

Page 3 of 24 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) June 30, 2022 December 31, 2021 ASSETS Real estate properties 4,155,513$ 3,546,711 Development and value-add properties 554,363 504,614 4,709,876 4,051,325 Less accumulated depreciation (1,089,156) (1,035,617) 3,620,720 3,015,708 Real estate assets held for sale - 5,695 Unconsolidated investment 7,376 7,320 Cash 5,555 4,393 Other assets 218,066 182,220 TOTAL ASSETS 3,851,717$ 3,215,336 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs 204,573$ 207,066 Unsecured debt, net of debt issuance costs 1,416,876 1,242,570 Secured debt, net of debt issuance costs 2,087 2,142 Accounts payable and accrued expenses 156,208 109,760 Other liabilities 85,899 82,338 Total Liabilities 1,865,643 1,643,876 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 43,566,016 shares issued and outstanding at June 30, 2022 and 41,268,846 at December 31, 2021 4 4 Excess shares; $0.0001 par value; 30,000,000 shares authorized; zero shares issued - - Additional paid-in capital 2,263,072 1,886,820 Distributions in excess of earnings (302,324) (318,056) Accumulated other comprehensive income 23,971 1,302 Total Stockholders' Equity 1,984,723 1,570,070 Noncontrolling interest in joint ventures 1,351 1,390 Total Equity 1,986,074 1,571,460 TOTAL LIABILITIES AND EQUITY 3,851,717$ 3,215,336

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income

(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2022	2021	2022	2021
REVENUES				
Income from real estate operations	$ 118,498	99,562	231,450	197,479
Other revenue	55	13	77	27
	118,553	99,575	231,527	197,506
EXPENSES				
Expenses from real estate operations	32,546	28,057	63,610	55,877
Depreciation and amortization	37,461	31,349	73,802	61,662
General and administrative	4,226	4,486	8,536	8,522
Indirect leasing costs	116	134	291	464
	74,349	64,026	146,239	126,525
OTHER INCOME (EXPENSE)				
Interest expense	(8,970)	(8,181)	(17,080)	(16,457)
Gain on sales of real estate investments	10,647	-	40,999	-
Other	284	210	562	411
NET INCOME	46,165	27,578	109,769	54,935
Net income attributable to noncontrolling interest in joint ventures	(26)	(20)	(50)	(38)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	46,139	27,558	109,719	54,897
Other comprehensive income (loss) - interest rate swaps	6,841	(1,263)	22,669	6,951
TOTAL COMPREHENSIVE INCOME	$ 52,980	26,295	132,388	61,848
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.09	0.69	2.63	1.38
Weighted average shares outstanding	42,211	40,068	41,729	39,871
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.09	0.69	2.62	1.37
Weighted average shares outstanding	42,316	40,165	41,838	39,965

Page 4 of 24

Page 5 of 24 Reconciliations of GAAP to Non-GAAP Measures (In thousands, except per share data) (Unaudited) 2022 2021 2022 2021 NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 46,139$ 27,558 109,719 54,897 Depreciation and amortization 37,461 31,349 73,802 61,662 Company's share of depreciation from unconsolidated investment 31 34 62 68 Depreciation and amortization from noncontrolling interest (6) - (9) - Gain on sales of real estate investments (10,647) - (40,999) - FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS 72,978$ 58,941 142,575 116,627 NET INCOME 46,165$ 27,578 109,769 54,935 Interest expense (1) 8,970 8,181 17,080 16,457 Depreciation and amortization 37,461 31,349 73,802 61,662 Company's share of depreciation from unconsolidated investment 31 34 62 68 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA") 92,627 67,142 200,713 133,122 Gain on sales of real estate investments (10,647) - (40,999) - EBITDA FOR REAL ESTATE ("EBITDAre") 81,980$ 67,142 159,714 133,122 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.09$ 0.69 2.62 1.37 FFO attributable to common stockholders 1.72$ 1.47 3.41 2.92 Weighted average shares outstanding for EPS and FFO purposes 42,316 40,165 41,838 39,965 June 30, (1) Net of capitalized interest of $2,699 and $2,157 for the three months ended June 30, 2022 and 2021, respectively; and $4,943 and $4,394 for the six months ended June 30, 2022 and 2021, respectively. Three Months Ended June 30, Six Months Ended

Page 6 of 24 Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) 2022 2021 2022 2021 NET INCOME 46,165$ 27,578 109,769 54,935 Gain on sales of real estate investments (10,647) - (40,999) - Interest income (6) (3) (6) (4) Other revenue (55) (13) (77) (27) Indirect leasing costs 116 134 291 464 Depreciation and amortization 37,461 31,349 73,802 61,662 Company's share of depreciation from unconsolidated investment 31 34 62 68 Interest expense (1) 8,970 8,181 17,080 16,457 General and administrative expense (2) 4,226 4,486 8,536 8,522 Noncontrolling interest in PNOI of consolidated joint ventures (32) (16) (53) (31) PROPERTY NET OPERATING INCOME ("PNOI") 86,229 71,730 168,405 142,046 PNOI from 2021 and 2022 acquisitions (3,142) (36) (5,546) (36) PNOI from 2021 and 2022 development and value-add properties (8,237) (2,008) (15,116) (3,340) PNOI from 2021 and 2022 operating property dispositions (70) (881) (237) (1,718) Other PNOI 102 (73) 112 (127) SAME PNOI (Straight-Line Basis) 74,882 68,732 147,618 136,825 Net lease termination fee income from same properties (864) (18) (1,091) (594) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis) 74,018 68,714 146,527 136,231 Straight-line rent adjustments for same properties (143) (1,128) (1,045) (2,589) Acquired leases — market rent adjustment amortization for same properties (108) (245) (228) (438) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis) 73,767$ 67,341 145,254 133,204 Six Months Ended June 30, June 30, (1) Net of capitalized interest of $2,699 and $2,157 for the three months ended June 30, 2022 and 2021, respectively; and $4,943 and $4,394 for the six months ended June 30, 2022 and 2021, respectively. (2) Net of capitalized development costs of $2,617 and $1,591 for the three months ended June 30, 2022 and 2021, respectively; and $5,086 and $3,280 for the six months ended June 30, 2022 and 2021, respectively. Three Months Ended

Page 7 of 24 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2022 2021 OPERATING ACTIVITIES Net income 109,769$ 54,935 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 73,802 61,662 Stock-based compensation expense 4,320 4,011 Gain on sales of real estate investments (40,999) - Changes in operating assets and liabilities: Accrued income and other assets 598 305 Accounts payable, accrued expenses and prepaid rent 28,104 19,783 Other 558 714 NET CASH PROVIDED BY OPERATING ACTIVITIES 176,152 141,410 INVESTING ACTIVITIES Development and value-add properties (283,451) (115,113) Purchases of real estate (2,049) (9,177) Real estate improvements (21,723) (18,094) Net proceeds from sales of real estate investments 51,006 - Leasing commissions (18,362) (16,813) Changes in accrued development costs 16,062 13,126 Changes in other assets and other liabilities (2,621) 526 NET CASH USED IN INVESTING ACTIVITIES (261,138) (145,545) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 501,523 195,137 Repayments on unsecured bank credit facilities (504,314) (320,137) Proceeds from unsecured debt 250,000 175,000 Repayments on unsecured debt (75,000) - Repayments on secured debt (60,047) (42,924) Debt issuance costs (1,030) (2,475) Distributions paid to stockholders (not including dividends accrued) (91,787) (63,403) Proceeds from common stock offerings 74,249 105,891 Common stock offering related costs (70) (146) Other (7,376) (4,264) NET CASH PROVIDED BY FINANCING ACTIVITIES 86,148 42,679 INCREASE IN CASH AND CASH EQUIVALENTS 1,162 38,544 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 4,393 21 CASH AND CASH EQUIVALENTS AT END OF PERIOD 5,555$ 38,565 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $4,943 and $4,394 for 2022 and 2021, respectively 15,382$ 15,760 Cash paid for operating lease liabilities 962 751 Common stock issued in the purchase of real estate 303,682 - Debt assumed in the purchase of real estate 60,000 - NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets 398$ 348 Six Months Ended June 30,

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021	% Change	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021	% Change
Same Property Portfolio [1]						
Square feet as of period end	43,349	43,349		43,349	43,349	
Average occupancy	98.2%	97.2%	1.0%	98.0%	97.1%	0.9%
Occupancy as of period end	98.6%	97.4%	1.2%	98.6%	97.4%	1.2%
Same Property Portfolio Analysis (Cash Basis) [1]						
Income from real estate operations	$ 103,133	94,176	9.5%	$ 202,959	187,594	8.2%
Less cash received for lease terminations	(864)	(18)		(1,091)	(691)	
Income excluding lease termination income	102,269	94,158	8.6%	201,868	186,903	8.0%
Expenses from real estate operations	(28,502)	(26,817)	6.3%	(56,614)	(53,699)	5.4%
PNOI excluding income from lease terminations	$ 73,767	67,341	9.5%	$ 145,254	133,204	9.0%
Same Property Portfolio Analysis (Straight-Line Basis) [1]						
Income from real estate operations	$ 103,384	95,549	8.2%	$ 204,232	190,524	7.2%
Less cash received for lease terminations	(864)	(18)		(1,091)	(691)	
Add straight-line rent write-offs for lease terminations	-	-		-	97	
Income excluding lease termination income	102,520	95,531	7.3%	203,141	189,930	7.0%
Expenses from real estate operations	(28,502)	(26,817)	6.3%	(56,614)	(53,699)	5.4%
PNOI excluding income from lease terminations	$ 74,018	68,714	7.7%	$ 146,527	136,231	7.6%

[1] Includes properties which were included in the operating portfolio for the entire period of 1/1/21 through 6/30/22.

Page 8 of 24

Page 9 of 24 Additional Financial Information (In thousands) (Unaudited) 2022 2021 2022 2021 Straight-line rent income adjustment 1,450$ 2,102 3,890 3,969 Recoveries of uncollectible straight-line rent 6 62 35 262 Net straight-line rent adjustment 1,456 2,164 3,925 4,231 Cash received for lease terminations 979 18 2,373 691 Less straight-line rent write-offs - - - (97) Net lease termination fee income 979 18 2,373 594 Recoveries (reserves) of uncollectible cash rent (42) (50) 35 (172) Stock-based compensation expense (2,417) (2,414) (4,320) (4,011) Debt issuance costs amortization (326) (301) (636) (642) Indirect leasing costs (116) (134) (291) (464) Acquired leases - market rent adjustment amortization 507 245 1,352 474 2022 2021 2022 2021 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares 42,211 40,068 41,729 39,871 BASIC SHARES FOR EARNINGS PER SHARE ("EPS") 42,211 40,068 41,729 39,871 Potential common shares: Unvested restricted stock 105 97 109 94 DILUTED SHARES FOR EPS AND FFO 42,316 40,165 41,838 39,965 (Items below represent increases or (decreases) in FFO) June 30, Three Months Ended Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, SELECTED INCOME STATEMENT INFORMATION

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

		Quarter Ended	Years Ended			
		6/30/2022	2021	2020	2019	2018
ASSETS/MARKET CAPITALIZATION						
Assets	$	3,851,717	3,215,336	2,720,803	2,546,078	2,131,705
Equity Market Capitalization		6,723,543	9,403,107	5,477,783	5,164,306	3,348,269
Total Market Capitalization (Debt and Equity) (1)		8,352,061	10,859,473	6,791,879	6,350,438	4,458,037
Shares Outstanding - Common		43,566,016	41,268,846	39,676,828	38,925,953	36,501,356
Price per share	$	154.33	227.85	138.06	132.67	91.73
FFO CHANGE						
FFO per diluted share (2)	$	1.72	6.09	5.38	4.98	4.66
Change compared to same period prior year		17.0%	13.2%	8.0%	6.9%	9.6%
COMMON DIVIDEND PAYOUT RATIO						
Dividend distribution	$	1.10	3.58	3.08	2.94	2.72
FFO per diluted share (2)		1.72	6.09	5.38	4.98	4.66
Dividend payout ratio		64%	59%	57%	59%	58%
COMMON DIVIDEND YIELD						
Dividend distribution	$	1.10	3.58	3.08	2.94	2.72
Price per share		154.33	227.85	138.06	132.67	91.73
Dividend yield		2.85%	1.57%	2.23%	2.22%	2.97%
FFO MULTIPLE						
FFO per diluted share (2)	$	1.72	6.09	5.38	4.98	4.66
Price per share		154.33	227.85	138.06	132.67	91.73
Multiple		22.43	37.41	25.66	26.64	19.68
INTEREST & FIXED CHARGE COVERAGE RATIO						
EBITDAre	$	81,980	278,959	245,669	221,517	200,788
Interest expense		8,970	32,945	33,927	34,463	35,106
Interest and fixed charge coverage ratio		9.14	8.47	7.24	6.43	5.72
DEBT-TO-EBITDAre RATIO						
Debt	$	1,623,536	1,451,778	1,310,895	1,182,602	1,105,787
EBITDAre		81,980	278,959	245,669	221,517	200,788
Debt-to-EBITDAre ratio		4.95	5.20	5.34	5.34	5.51
Adjusted debt-to-pro forma EBITDAre ratio		3.65	3.83	4.43	3.92	4.73
DEBT-TO-TOTAL MARKET CAPITALIZATION (1)		19.5%	13.4%	19.3%	18.7%	24.9%

ISSUER RATINGS (3)	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.

(2) In connection with the Company's adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business and therefore, adjusted the prior years' results to conform to the updated definition of FFO.

(3) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary

($ in thousands)
(Unaudited)

			Costs Incurred			Anticipated		
		Square Feet (SF)	2nd Qtr 2022	Cumulative at 6/30/22	Projected Total Costs	Conversion Date [1]	% Leased 7/25/22	
Lease-up								
Steele Creek 8	Charlotte, NC	72,000	$ 1,858	7,755	8,400	07/22	100%	
CreekView 9 & 10	Dallas, TX	145,000	2,187	15,404	17,200	09/22	100%	
Horizon West 2 & 3	Orlando, FL	210,000	483	18,707	21,400	09/22	76%	
Ridgeview 3	San Antonio, TX	88,000	1,948	9,106	9,700	10/22	100%	
Mesa Gateway [2]	Phoenix, AZ	147,000	18,484	18,484	22,600	11/22	100%	
Cypress Preserve 1 & 2 [2]	Houston, TX	516,000	502	53,911	57,800	03/23	50%	
Zephyr [2]	San Francisco, CA	82,000	28,798	28,798	29,800	04/23	42%	
Total Lease-up		1,260,000	54,260	152,165	166,900		72%	Wgt Avg %
Lease-Up: Projected Stabilized Yield [3]		5.9%						
Under Construction								
Gateway 3	Miami, FL	133,000	2,091	18,025	20,700	08/22	100%	
Americas Ten 2	El Paso, TX	169,000	1,249	13,715	14,900	09/22	100%	
SunCoast 11	Fort Myers, FL	79,000	3,327	5,985	9,900	11/22	100%	
SunCoast 12	Fort Myers, FL	79,000	1,641	7,138	9,300	11/22	100%	
Tri-County Crossing 5	San Antonio, TX	105,000	797	8,328	11,600	11/22	100%	
45 Crossing	Austin, TX	177,000	2,852	23,723	26,200	12/22	100%	
World Houston 47	Houston, TX	139,000	6,577	12,478	19,100	12/22	100%	
Basswood 1 & 2	Fort Worth, TX	237,000	1,597	19,406	24,400	01/23	100%	
Grand Oaks 75 4	Tampa, FL	185,000	2,978	14,763	17,900	07/23	0%	
Grand West Crossing 1	Houston, TX	121,000	474	12,709	15,700	07/23	0%	
Tri-County Crossing 6	San Antonio, TX	124,000	2,044	8,640	10,600	07/23	72%	
McKinney 3 & 4	Dallas, TX	212,000	3,584	19,213	26,800	08/23	29%	
LakePort 4 & 5	Dallas, TX	177,000	5,092	15,525	22,400	09/23	54%	
Arlington Tech 3	Fort Worth, TX	77,000	2,507	5,446	10,300	10/23	0%	
Horizon West 4	Orlando, FL	295,000	7,822	18,421	28,700	10/23	0%	
I-20 West Business Center	Atlanta, GA	155,000	5,578	9,971	15,500	10/23	0%	
Hillside 1	Greenville, SC	122,000	1,069	1,884	11,600	12/23	0%	
Horizon West 1	Orlando, FL	97,000	4,182	4,182	13,200	12/23	0%	
Gateway 2	Miami, FL	133,000	9,277	9,277	23,700	02/24	36%	
Steele Creek 11 & 12	Charlotte, NC	241,000	1,071	4,212	24,900	02/24	26%	
Springwood 1 & 2	Houston, TX	292,000	7,647	7,647	33,300	05/24	0%	
Total Under Construction		3,349,000	73,456	240,688	390,700		44%	Wgt Avg %
Under Construction: Projected Stabilized Yield [3]		6.7%					52%	Wgt Avg %
Development: Projected Stabilized Yield [3]		6.8%						
Value-Add: Projected Stabilized Yield [3]		5.0%						
Prospective Development	Acres	Projected SF						
Phoenix, AZ	50	655,000	539	15,050				
Sacramento, CA	7	93,000	3,051	3,051				
San Francisco, CA	4	65,000	3,561	3,561				
Fort Myers, FL	36	464,000	643	8,240				
Miami, FL	36	510,000	8,165	23,498				
Orlando, FL [4]	75	886,000	(3,314)	17,001				
Tampa, FL	2	32,000	-	825				
Atlanta, GA	107	934,000	4,623	9,938				
Jackson, MS	3	28,000	-	706				
Charlotte, NC	158	1,146,000	602	13,142				
Greenville, SC	38	278,000	1,518	2,706				
Austin, TX	22	274,000	2,941	10,279				
Dallas, TX	26	172,000	207	8,713				
Fort Worth, TX	44	575,000	952	14,519				
Houston, TX	107	1,536,000	8,527	29,539				
San Antonio, TX	6	55,000	11	742				
Total Prospective Development	721	7,703,000	32,026	161,510				
Total Development and Value-Add Properties	721	12,312,000	$ 159,742	554,363				

[1] Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion. Value-add properties will transfer at the earlier of 90% occupancy or one year after acquisition.

[2] Represents value-add acquisitions.

[3] Weighted average yield based on estimated annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

[4] Negative amount represents land inventory costs transferred to *Under Construction*.

Page 11 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties

($ in thousands)
(Unaudited)

		Square Feet (SF)	Costs Incurred 2nd Qtr 2022	Costs Incurred Cumulative at 6/30/22	Conversion Date	% Leased 7/25/22
1st Quarter						
Access Point 1 [(1)]	Greenville, SC	156,000	$ 40	12,917	01/22	100%
Speed Distribution Center	San Diego, CA	519,000	(488)	72,460	03/22	100%
		675,000	(448)	85,377		
2nd Quarter						
Access Point 2 [(1)]	Greenville, SC	159,000	611	12,305	05/22	100%
Grand Oaks 75 3	Tampa, FL	136,000	961	11,516	06/22	100%
Siempre Viva 3-6 [(1)]	San Diego, CA	547,000	701	133,415	06/22	99%
		842,000	2,273	157,236		
Total Transferred to Real Estate Properties		1,517,000	$ 1,825	242,613		
Projected Stabilized Yield [(2)]		**6.2%**				100% Wgt Avg %

(1) Represents value-add acquisitions.

(2) Weighted average yield based on estimated annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 12 of 24

EASTGROUP PROPERTIES

Acquisitions and Dispositions Through June 30, 2022
($ in thousands)
(Unaudited)

ACQUISITIONS

Date	Property Name	Location	Size	Purchase Price [1]		
1st Quarter						
02/14/22	Gateway Interchange Land	Phoenix, AZ	50.2 Acres	$	13,588	
03/28/22	Cypress Preserve 1 & 2	Houston, TX	516,000 SF		54,462	(2)
2nd Quarter						
Various [3]	Cypress Preserve Land	Houston, TX	45.7 Acres		14,724	
04/08/22	Zephyr Distribution Center	San Francisco, CA	82,000 SF		29,017	(2)
04/15/22	Mesa Gateway Commerce Center	Phoenix, AZ	147,000 SF		18,315	(2)
04/29/22	Homestead Commerce Park Land	Miami, FL	28.1 Acres		15,790	
06/01/22	Cebrian Distribution Center and Reed Distribution Center	Sacramento, CA	329,000 SF		49,726	(4)
06/01/22	6th Street Business Center, Benicia Distribution Center 1-5, Ettie Business Center, Laura Alice Business Center, Preston Distribution Center, Sinclair Distribution Center, Transit Distribution Center and Whipple Business Center	San Francisco, CA	1,377,000 SF		309,404	(4)
06/01/22	Reed Land	Sacramento, CA	6.6 Acres		3,040	(4)
06/01/22	Hercules Land	San Francisco, CA	3.9 Acres		3,561	(4)
06/30/22	Braselton 1 & 2 Land	Atlanta, GA	43.0 Acres		4,048	
Total Acquisitions			2,451,000 SF 177.5 Acres	$	515,675	

DISPOSITIONS

Date	Property Name	Location	Size	Gross Sales Price		Realized Gain	
1st Quarter							
01/06/22	Metro Business Park	Phoenix, AZ	189,000 SF	$	33,510	26,971	(5)
03/31/22	Cypress Creek Business Park	Fort Lauderdale, FL	56,000 SF		5,600	3,381	(5)
2nd Quarter							
05/11/22	World Houston 15 East	Houston, TX	42,000 SF		13,300	10,647	(5)
Total Dispositions			287,000 SF	$	52,410	40,999	

(1) Represents acquisition price plus closing costs.

(2) Value-add property acquisition; included in *Development and value-add properties* on the Consolidated Balance Sheets.

(3) The Cypress Preserve Land was acquired in three separate transactions on various dates in second quarter 2022.

(4) The Company acquired these properties in connection with its acquisition of Tulloch Corporation on June 1, 2022.

(5) Included in *Gain on sales of real estate investments* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

Page 13 of 24

EASTGROUP PROPERTIES

Real Estate Improvements and Leasing Costs
(In thousands)
(Unaudited)

		Three Months Ended June 30,		Six Months Ended June 30,	
REAL ESTATE IMPROVEMENTS		2022	2021	2022	2021
Upgrade on acquisitions	$	54	109	332	154
Tenant improvements:					
New tenants		2,882	2,525	6,338	5,167
Renewal tenants		1,161	1,507	1,871	2,184
Other:					
Building improvements		2,848	1,621	5,417	3,404
Roofs		1,781	3,047	2,932	6,062
Parking lots		989	169	1,225	431
Other		414	532	740	693
TOTAL REAL ESTATE IMPROVEMENTS [(1)]	$	10,129	9,510	18,855	18,095

CAPITALIZED LEASING COSTS (Principally Commissions)		2022	2021	2022	2021
Development and value-add	$	2,482	4,731	6,768	7,559
New tenants		2,554	2,808	6,140	7,155
Renewal tenants		3,497	1,586	6,898	3,540
TOTAL CAPITALIZED LEASING COSTS [(2)(3)]	$	8,533	9,125	19,806	18,254

(1) Reconciliation of Total Real Estate Improvements to *Real Estate Improvements* on the Consolidated Statements of Cash Flows:

		Six Months Ended June 30,	
		2022	2021
Total Real Estate Improvements	$	18,855	18,095
Change in real estate property payables		(387)	735
Change in construction in progress		3,255	(736)
Real Estate Improvements on the Consolidated Statements of Cash Flows	$	21,723	18,094

(2) Included in *Other Assets* on the Consolidated Balance Sheets.

(3) Reconciliation of Total Capitalized Leasing Costs to *Leasing Commissions* on the Consolidated Statements of Cash Flows:

		Six Months Ended June 30,	
		2022	2021
Total Capitalized Leasing Costs	$	19,806	18,254
Change in leasing commissions payables		(1,444)	(1,441)
Leasing Commissions on the Consolidated Statements of Cash Flows	$	18,362	16,813

Page 14 of 24

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended June 30, 2022	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [(1)]	PSF Leasing Commission [(1)]	PSF Total Leasing Cost [(1)]
New Leases [(2)]	36	691	5.3	35.8%	21.5%	$ 3.20	$ 3.55	$ 6.75
Renewal Leases	72	1,724	4.6	37.8%	22.8%	0.58	1.77	2.35
Total/Weighted Average	**108**	**2,415**	**4.8**	**37.2%**	**22.4%**	**$ 1.33**	**$ 2.28**	**$ 3.61**
					Per Year	**$ 0.28**	**$ 0.47**	**$ 0.75**
Weighted Average Retention [(3)]	**76.0%**							

Six Months Ended June 30, 2022	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [(1)]	PSF Leasing Commission [(1)]	PSF Total Leasing Cost [(1)]
New Leases [(2)]	82	1,790	5.4	36.3%	24.9%	$ 3.80	$ 3.38	$ 7.18
Renewal Leases	132	3,178	4.7	34.5%	19.8%	0.73	2.02	2.75
Total/Weighted Average	**214**	**4,968**	**5.0**	**35.2%**	**21.7%**	**$ 1.83**	**$ 2.51**	**$ 4.34**
					Per Year	**$ 0.37**	**$ 0.50**	**$ 0.87**
Weighted Average Retention [(3)]	**70.5%**							

	06/30/22	03/31/22	12/31/21	09/30/21	06/30/21
Percentage Leased	**99.1%**	**98.8%**	**98.7%**	**98.8%**	**98.3%**
Percentage Occupied	**98.5%**	**97.9%**	**97.4%**	**97.6%**	**96.8%**

(1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(2) Does not include leases with terms less than 12 months and leases for first generation space.
(3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

Page 15 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
June 30, 2022
(Unaudited)

	Total Square Feet of Properties	% of Total Annualized Base Rent [1]	% Leased	% Occupied	Lease Expirations in Square Feet 2022 [2]	Lease Expirations in Square Feet 2023	Same Property PNOI Change (excluding income from lease terminations) QTR Straight-Line Basis	QTR Cash Basis [4]	YTD Straight-Line Basis	YTD Cash Basis [4]	Rental Change New and Renewal Leases [3] QTR Straight-Line Basis	QTR Cash Basis [4]	YTD Straight-Line Basis	YTD Cash Basis [4]
Florida														
Tampa	4,348,000	7.7%	98.1%	97.7%	185,000	605,000	4.8%	3.9%	3.2%	3.3%	61.0%	38.1%	54.7%	32.7%
Orlando	3,685,000	7.3%	97.2%	97.2%	301,000	513,000	4.2%	6.8%	4.5%	6.5%	16.6%	5.5%	28.2%	13.1%
Jacksonville	2,273,000	3.5%	99.5%	99.3%	422,000	414,000	1.7%	2.3%	5.4%	4.6%	35.3%	20.3%	33.7%	19.1%
Miami/Fort Lauderdale	1,601,000	3.8%	100.0%	99.3%	33,000	233,000	6.3%	8.5%	7.1%	9.1%	60.0%	36.0%	54.4%	39.4%
Fort Myers	626,000	1.5%	100.0%	100.0%	54,000	105,000	-0.1%	1.8%	-0.5%	1.3%	18.5%	10.6%	18.4%	7.7%
	12,533,000	**23.8%**	**98.4%**	**98.2%**	**995,000**	**1,870,000**	**4.1%**	**5.1%**	**4.3%**	**5.2%**	**40.0%**	**22.9%**	**39.6%**	**22.2%**
Texas														
Houston	6,092,000	10.8%	96.9%	95.7%	444,000	772,000	3.9%	4.4%	0.5%	-0.1%	24.0%	9.2%	23.8%	7.5%
Dallas	4,717,000	9.0%	100.0%	100.0%	110,000	589,000	3.3%	9.0%	5.3%	9.9%	60.7%	46.2%	29.2%	37.1%
San Antonio	4,093,000	8.2%	99.8%	98.8%	230,000	609,000	5.6%	5.9%	4.5%	4.6%	18.3%	8.1%	20.2%	10.2%
Austin	1,146,000	2.8%	100.0%	99.0%	49,000	143,000	0.3%	3.0%	0.9%	2.4%	28.3%	15.4%	43.5%	27.5%
El Paso	957,000	1.4%	100.0%	100.0%	49,000	144,000	4.9%	6.2%	4.4%	5.4%	59.3%	42.0%	56.7%	39.6%
Fort Worth	794,000	1.5%	100.0%	100.0%	8,000	129,000	25.9%	39.2%	27.2%	41.8%	55.5%	30.7%	55.5%	30.7%
	17,799,000	**33.7%**	**98.9%**	**98.2%**	**890,000**	**2,386,000**	**4.8%**	**7.1%**	**3.9%**	**5.3%**	**31.4%**	**17.3%**	**28.7%**	**18.9%**
California														
Los Angeles [5]	2,484,000	7.5%	100.0%	100.0%	46,000	149,000	26.1%	33.6%	22.9%	29.2%	44.6%	30.5%	31.3%	18.7%
San Francisco	2,421,000	6.8%	100.0%	100.0%	167,000	149,000	20.0%	7.8%	21.1%	22.1%	195.5%	142.1%	96.9%	64.8%
San Diego [5]	1,933,000	5.7%	99.8%	99.8%	-	123,000	32.3%	68.4%	45.1%	53.9%	27.3%	21.6%	27.3%	21.6%
Fresno	398,000	0.5%	94.8%	92.3%	92,000	44,000	14.4%	15.0%	16.4%	15.5%	20.8%	14.3%	20.8%	14.3%
Sacramento	329,000	0.7%	100.0%	100.0%	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	7,565,000	**21.2%**	**99.7%**	**99.5%**	**305,000**	**465,000**	**25.4%**	**31.5%**	**26.3%**	**31.0%**	**53.5%**	**40.7%**	**54.1%**	**36.5%**
Arizona														
Phoenix	2,852,000	5.7%	100.0%	100.0%	41,000	410,000	10.3%	9.8%	8.2%	8.1%	40.6%	25.9%	29.3%	17.1%
Tucson	848,000	1.5%	100.0%	100.0%	-	83,000	0.4%	2.1%	3.3%	12.8%	N/A	N/A	18.7%	11.6%
	3,700,000	**7.2%**	**100.0%**	**100.0%**	**41,000**	**493,000**	**7.7%**	**7.8%**	**6.9%**	**9.2%**	**40.6%**	**25.9%**	**29.0%**	**17.0%**
Other Core														
Charlotte	3,569,000	5.5%	100.0%	100.0%	309,000	693,000	4.2%	1.4%	3.5%	0.9%	27.1%	15.4%	24.9%	9.5%
Atlanta	1,312,000	2.2%	100.0%	100.0%	13,000	30,000	3.9%	6.8%	5.3%	16.0%	46.1%	42.4%	31.4%	25.4%
Denver	886,000	2.1%	99.1%	99.1%	119,000	59,000	8.9%	10.8%	6.9%	7.7%	31.5%	12.4%	24.3%	10.0%
Las Vegas	754,000	1.9%	100.0%	100.0%	12,000	182,000	14.5%	24.7%	19.6%	23.3%	57.4%	45.1%	66.3%	45.6%
	6,521,000	**11.7%**	**99.9%**	**99.9%**	**453,000**	**964,000**	**6.7%**	**7.4%**	**6.9%**	**7.6%**	**36.1%**	**23.9%**	**34.6%**	**19.6%**
Total Core Markets	**48,118,000**	**97.6%**	**99.1%**	**98.8%**	**2,684,000**	**6,178,000**	**8.0%**	**9.8%**	**7.8%**	**9.3%**	**37.6%**	**22.7%**	**35.4%**	**21.8%**
Total Other Markets	**1,763,000**	**2.4%**	**98.6%**	**92.8%**	**39,000**	**179,000**	**-2.5%**	**-1.1%**	**-0.9%**	**0.9%**	**24.0%**	**12.2%**	**24.2%**	**13.3%**
Total Operating Properties	**49,881,000**	**100.0%**	**99.1%**	**98.5%**	**2,723,000**	**6,357,000**	**7.7%**	**9.5%**	**7.6%**	**9.0%**	**37.2%**	**22.4%**	**35.2%**	**21.7%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Square Feet expiring during the remainder of the year, including month-to-month leases.
(3) Does not include leases with terms less than 12 months and leases for first generation space.
(4) Excludes straight-line rent adjustments and amortization of above/below market rent intangibles.
(5) Includes the Company's share of its less-than-wholly-owned real estate investments.

Page 16 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary - Total Square Feet of Operating Properties Based on Leases Signed Through June 30, 2022

($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	% of Total SF	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	454,000	0.9%	$ -	0.0%
2022 - remainder of year [(1)]	2,723,000	5.5%	18,446	5.2%
2023	6,357,000	12.7%	43,184	12.2%
2024	7,750,000	15.5%	53,784	15.2%
2025	7,488,000	15.0%	55,610	15.7%
2026	8,803,000	17.7%	66,741	18.8%
2027	6,784,000	13.6%	49,582	14.0%
2028	2,912,000	5.8%	20,296	5.7%
2029	2,457,000	4.9%	15,620	4.4%
2030	773,000	1.6%	6,195	1.7%
2031 and beyond	3,380,000	6.8%	25,311	7.1%
TOTAL	49,881,000	100.0%	$ 354,769	100.0%

(1) Includes month-to-month leases.

Page 17 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of June 30, 2022
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent (1)
1	**Amazon**	2	San Diego, CA	710,000		
		1	San Antonio, TX	57,000		
		1	Tucson, AZ	10,000		
					1.6%	2.2%
2	**REPET, Inc.**	1	Los Angeles, CA	300,000	0.6%	0.9%
3	**Starship Logistics LLC**	1	Los Angeles, CA	262,000	0.5%	0.9%
4	**FedEx Corp.**	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	San Diego, CA	51,000		
		1	Fort Lauderdale, FL	50,000		
		1	Jackson, MS	6,000		
					0.6%	0.8%
5	**The Chamberlain Group**	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.7%	0.8%
6	**Consolidated Electrical Distributors**	2	San Antonio, TX	97,000		
		1	San Francisco, CA	84,000		
		2	Orlando, FL	78,000		
		1	Charlotte, NC	28,000		
					0.6%	0.7%
7	**Novolex Holdings, LLC**	1	Los Angeles, CA	286,000	0.6%	0.7%
8	**Essendant Co.**	1	Orlando, FL	404,000	0.8%	0.6%
9	**Kuehne & Nagel, Inc.**	2	Houston, TX	172,000		
		1	Charlotte, NC	71,000		
		1	San Diego, CA	42,000		
					0.6%	0.6%
10	**Lowes Home Centers LLC**	1	Miami, FL	97,000		
		1	Tampa, FL	75,000		
		1	Orlando, FL	70,000		
		1	Phoenix, AZ	59,000		
					0.6%	0.6%
		30		3,590,000	7.2%	8.8%

(1) Calculation: Customer Annualized Base Rent as of 6/30/22 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 18 of 24

EASTGROUP PROPERTIES

Debt and Equity Market Capitalization
June 30, 2022
($ in thousands, except per share data)
(Unaudited)

		Remainder of 2022	2023	2024	2025	2026	2027 and Beyond	Total	Average Years to Maturity
Unsecured debt (fixed rate) [1]	$	-	115,000	120,000	145,000	140,000	900,000	1,420,000	6.0
Weighted average interest rate		-	*2.96%*	*3.47%*	*3.12%*	*2.57%*	*3.01%*	*3.01%*	
Secured debt (fixed rate)		58	119	122	128	1,672	-	2,099	3.8
Weighted average interest rate		*3.85%*	*3.85%*	*3.85%*	*3.85%*	*3.85%*	-	*3.85%*	
Total unsecured debt and secured debt	**$**	**58**	**115,119**	**120,122**	**145,128**	**141,672**	**900,000**	**1,422,099**	6.0
Weighted average interest rate		*3.85%*	*2.96%*	*3.47%*	*3.12%*	*2.58%*	*3.01%*	*3.01%*	

Unsecured debt and secured debt (fixed rate)	$	1,422,099
Unsecured bank credit facilities (variable rate)		
$50MM Line - 2.562% - matures 7/30/2025		36,419
$425MM Line - 2.058% - matures 7/30/2025		170,000
Total carrying amount of debt	**$**	**1,628,518**
Total unamortized debt issuance costs		(4,982)
Total debt, net of unamortized debt issuance costs	**$**	**1,623,536**
Equity market capitalization		
Shares outstanding - common		43,566,016
Price per share at quarter end	$	154.33
Total equity market capitalization	**$**	**6,723,543**
Total market capitalization (debt and equity) [2]	**$**	**8,352,061**
Total debt / total market capitalization [2]		**19.5%**

[1] These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps.

[2] Before deducting unamortized debt issuance costs.

Page 19 of 24

Page 20 of 24 Continuous Common Equity Program Through June 30, 2022 ($ in thousands, except per share data) (Unaudited) Shares Issued and Sold (1) Average Sales Price (Per Share) Gross Proceeds Offering-Related Fees and Expenses Net Proceeds 1st Quarter 385,538 194.53$ 75,000$ (821)$ 74,179$ 2nd Quarter - - - - - TOTAL 2022 385,538 194.53$ 75,000$ (821)$ 74,179$ (1) As of July 26, 2022, the Company had common shares with an aggregate gross sales price of $306.9 million authorized and remaining for issuance under its continuous common equity program.

Page 21 of 24 Debt-to-EBITDAre Ratios ($ in thousands) (Unaudited) Quarter Ended Years Ended December 31, June 30, 2022 2021 2020 2019 2018 EBITDAre 81,980$ 278,959$ 245,669 221,517 200,788 Debt 1,623,536 1,451,778 1,310,895 1,182,602 1,105,787 DEBT-TO-EBITDAre RATIO 4.95 5.20 5.34 5.34 5.51 EBITDAre 81,980$ 278,959$ 245,669 221,517 200,788 Adjust for acquisitions as if owned for entire period 2,898 4,213 1,906 5,590 1,909 Adjust for development and value-add properties in lease-up or under construction (497) (700) (1,327) (2,072) (304) Adjust for properties sold during the period (70) (1,517) (1,081) (3,812) (474) Pro Forma EBITDAre 84,311$ 280,955$ 245,167 221,223 201,919 Debt 1,623,536$ 1,451,778$ 1,310,895 1,182,602 1,105,787 Subtract development and value-add properties in lease-up or under construction (392,853) (376,611) (225,964) (315,794) (149,860) Adjusted Debt 1,230,683$ 1,075,167$ 1,084,931 866,808 955,927 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO 3.65 3.83 4.43 3.92 4.73

EASTGROUP PROPERTIES

Outlook for 2022
(Unaudited)

		Low Range		High Range	
		Q3 2022	Y/E 2022	Q3 2022	Y/E 2022
		(In thousands, except per share data)			
Net income attributable to common stockholders	$	31,416	171,888	34,030	177,012
Depreciation and amortization		43,053	161,103	43,053	161,103
Gain on sales of real estate investments		-	(40,999)	-	(40,999)
Funds from operations attributable to common stockholders	$	74,469	291,992	77,083	297,116
Diluted shares		43,569	42,703	43,569	42,703
Per share data (diluted):					
Net income attributable to common stockholders	$	0.72	4.03	0.78	4.15
Funds from operations attributable to common stockholders		1.71	6.84	1.77	6.96

The following assumptions were used for the mid-point:

Metrics	**Revised Guidance for Year 2022**	**April Earnings Release Guidance for Year 2022**	**Actual for Year 2021**
FFO per share	$6.84 - $6.96	$6.69 - $6.81	$6.09
FFO per share increase over prior year	13.3%	10.8%	13.2%
Same PNOI growth: cash basis (1)	8.0% - 9.0%(2)	6.9% - 7.9%(2)	5.7%
Average month-end occupancy - operating portfolio	97.3% - 98.3%	97.0% - 98.0%	97.1%
Lease termination fee income	$2.5 million	$1.5 million	$1.4 million
Recoveries (reserves) of uncollectible rent (No identified bad debts for Q3-Q4)	($675,000)	($1.0 million)	$475,000
Development starts:			
Square feet	3.2 million	3.0 million	2.8 million
Projected total investment	$350 million	$300 million	$341 million
Value-add property acquisitions (Projected total investment)	$125 million	$125 million	$178 million
Operating property acquisitions	$360 million	$30 million	$108 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$70 million	$70 million	$45 million
Unsecured debt closing in period	$525 million at 3.82% weighted average interest rate	$400 million at 3.59% weighted average interest rate	$175 million at 2.40% weighted average interest rate
Common stock issuances	$75 million	$250 million	$274 million
General and administrative expense	$16.9 million	$17.2 million	$15.7 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

(2) Includes properties which have been in the operating portfolio since 1/1/21 and are projected to be in the operating portfolio through 12/31/22; includes 43,273,000 square feet.

Page 22 of 24

Page 23 of 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease- up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Casualties and Involuntary Conversion: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on casualties and involuntary conversion. The Company believes that the exclusion of gain on casualties and involuntary conversion presents a more meaningful comparison of operating performance. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month- to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease.

Page 24 of 24 Glossary of REIT Terms (Continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust (“REIT”): A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2021 through June 30, 2022. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property.